Exhibit 10.3

FIRST AMENDMENT TO

CONFIDENTIAL LICENSE AGREEMENT

FOR THE Wii CONSOLE

(Western Hemisphere)

THIS FIRST AMENDMENT (“First Amendment”) amends that certain Confidential License Agreement for the Wii Console (Western Hemisphere) effective February 21, 2007 between Nintendo of America Inc. (“Nintendo”) and Take-Two Interactive Software, Inc. and each of its Affiliates that are signatories to this Agreement  (collectively “Licensee”) (“Agreement”).

RECITALS

WHEREAS, Nintendo and Licensee entered into the Agreement;

WHEREAS, the Agreement currently expires on February 20, 2010, and the parties now desire to extend the Term (as such term is defined in the Agreement) of the Agreement as set forth below.

AMENDMENT

NOW, THEREFORE, the parties agree as follows:

1.                                       The definition of “Term” as set forth in Section 2.26 of the Agreement is hereby deleted in its entirety and replaced with the following:

“‘Term’ means six (6) years from the Effective Date.”

2.                                       The Term of the Agreement shall now expire on February 20, 2013.

3.                                       All other terms and conditions of the Agreement shall remain in full force and effect.  This First Amendment may be signed in counterparts, which together shall constitute one original First Amendment.

4.                                       Signatures provided by facsimile or by email (i.e., a scanned document) shall be the equivalent of originals.

This First Amendment shall be effective as of August 21, 2009.

IN WITNESS WHEREOF, the parties have entered into this First Amendment.

[Signature page to follow]

NINTENDO:		LICENSEE:

Nintendo of America Inc.		Take-Two Interactive Software, Inc.

By:	/s/ James R. Cannataro	By:	/s/ Daniel P. Emerson

Name:	James R. Cannataro	Name:	Daniel P. Emerson

Its:	EVP, Administration	Its:	SVP

LICENSEE:

Rockstar Games, Inc.		Global Star Software, Inc.

By:	/s/ Daniel P. Emerson	By:	/s/ Daniel P. Emerson

Name:	Daniel P. Emerson	Name:	Daniel P. Emerson

Its:	Secretrary	Its:	VP

2K Games, Inc.		2K Sports, Inc.

By:	/s/ Daniel P. Emerson	By:	/s/ Daniel P. Emerson

Name:	Daniel P. Emerson	Name:	Daniel P. Emerson

Its:	VP	Its:	VP